EXHIBIT 99.2


                                DAKTRONICS, INC.

            CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Daktronics, Inc. (the "Company") for the annual period ending May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James B. Morgan, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of May 3, 2003 (the last date of the period covered by the Report).

                                            /s/  James B. Morgan
                                            ------------------------------------
                                            James B. Morgan
                                            Chief Executive Officer
                                            July 1, 2003



------------------------

* A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.




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                                DAKTRONICS, INC.

            CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Daktronics, Inc. (the "Company") for the annual period ending May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William R. Retterath, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of May 3, 2003 (the last date of the period covered by the Report).




                                            /s/ William R. Retterath
                                            ------------------------------------
                                                William R. Retterath
                                                Chief Financial Officer
                                                July 1, 2003



------------------------

* A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.



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